UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 2004

REAL LOGIC, INC.

(Exact name of registrant as specified in its charter)

Florida	000-25003	64-1045849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Village Square Crossing, Suite 333

Palm Beach Gardens, FL 33410

(Address of Principal Executive Office) (Zip Code)

561-655-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

A.

The Registrant’s accountants, Baum & Company, P. A., 1515 University Drive, Suite 209, Coral Springs, Florida 33071, were dismissed effective December 20, 2004.

B.

The audit reports of Baum & Company, P.A. for the past two years did not contain any adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles.

C.

The decision to change accountants was approved by the Registrant’s Board of Directors.

D.

During the past two fiscal years there were no material disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

E.

The Registrant has retained De Leon & Company, P.A., 510 NW 159th Lane, Pembroke Pines, FL., 33028 to serve as its accountants effective December 20, 2004.

F.

No consultation regarding the Registrant has been conducted with the newly engaged accountants regarding any aspect of the Registrant during the previous two fiscal years of the Registrant.

G.

A copy of this notice was sent to Baum & Company, P.A., on December 28, 2004 in compliance with Regulation S-B, Item 304(a)(3).

Item 9.01   Financial Statements and Exhibits

(c)

Exhibits

99.1

Accountant’s addition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REAL LOGIC, INC.

Dated: February 11, 2005	By:	/s/ BRADFORD L. TOLLEY
Bradford L. Tolley CEO